Exhibit 99.1

DARKPULSE, INC. Files a Complaint in the United States District Court for the Southern District of New York Against Convertible Note Funder EMA FINANCIAL, LLC to Unwind Unlawful Stock Transactions.

New York, N.Y./ January 5, 2022 / DarkPulse, Inc. (OTC:DPLS) announces today that it has filed a complaint against a convertible note debt funder, EMA Financial, LLC, and its manager, Felicia Preston for multiple alleged federal securities laws violations and is seeking the return of all stock (or its cash equivalent) that may have been unlawfully taken through convertible note conversions.

The complaint may be accessed at our website via the following link: https://darkpulse.com/wp-content/uploads/2022/01/DPLS-v-EMA-001-Complaint.pdf

“The complaint filed against EMA Financial, LLC is the third case we have filed against an alleged securities act violator as our management team continues to stay focused on pursuing (alleged) illegal securities activities as reflected in the complaint that have and continue to damage our shareholders,” said CEO Dennis O’Leary. “Our shareholders need to know that we continue to take steps to assess our stock’s performance, monitor social media and will legally pursue all parties that may have damaged the company and its shareholders. We will continue to identify and pursue those who have engaged in these, and other illegal securities activities involving our stock, including disseminating false and misleading social media statements. CEOs of public companies have a duty and fiduciary responsibility to their shareholders to research, identify, pursue and seek to cancel all unlawful stock transactions, many of which are transactions provided by convertible note lenders that form the basis for potential stock manipulation, counterfeit shares and naked short selling by their aggressive brokers”, Mr. O’Leary continued.

“Again, it is management’s intention to take any award by the courts and issue a special dividend to all shareholders of record in DPLS. This way, the shareholders may have the ability to get back what was taken from them. However, there is no guarantee that DPLS will be successful in such lawsuits”, Mr. O’Leary concluded.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Relations Contact:

Todd McKnight

RedChip Companies

407-571-0904

todd@redchip.com